                         ===============================
                         Semiannual Report June 30, 1998
                         ===============================

                                   OPPENHEIMER
                                    Bond Fund


                                   [GRAPHIC]


                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

3         President's Letter

4         Fund Performance

6         An Interview with the Fund's Manager

11        Statement of Investments

28        Statement of Assets and Liabilities

30        Statement of Operations

31        Statements of Changes in Net Assets

32        Financial Highlights

35        Notes to Financial Statements

43        Officers and Trustees

44        Information and Services

Report highlights
--------------------------------------------------------------------------------

 .    We found attractive yields in the corporate and commercial mortgage-backed sectors of the bond market.

 .    The aftereffects of the Asian crisis could slow the U.S. economy and prevent the Federal Reserve from raising interest rates.

================================
Cumulative Total Returns
================================
For the 6-Month Period
Ended 6/30/98

Class A

 Without  With
 Sales Chg.(1)    Sales Chg.(2)
================================
      3.81%         (1.12)%
================================

Class B

 Without  With
 Sales Chg.(1)    Sales Chg.(2)
================================
      3.42%         (1.58)%
================================

Class C

 Without  With
 Sales Chg.(1)    Sales Chg.(2)
================================
      3.42%          2.42%
================================

Class Y

 Without  With
 Sales Chg.(1)    Sales Chg.(2)
================================
      2.54%          2.54%
================================

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 5/1/93). Class C return includes the applicable contingent deferred sales charge of 1%. Class Y shares were first publicly offered on 4/27/98 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                            2 Oppenheimer Bond Fund

[PHOTO]


James C. Swain
Chairman
Oppenheimer Bond Fund


[PHOTO]


Bridget A. Macaskill
President
Oppenheimer Bond Fund


Dear shareholder,
--------------------------------------------------------------------------------

As we move further into 1998, we remain impressed by the strength of the U.S. economy, despite the volatility in the world's financial markets. While we've seen a decline in stock prices this summer, taking a wider perspective of the markets reveals that, over the long term, U.S. and many world markets have continued to serve investors well.

     At OppenheimerFunds, we are pleased to help our shareholders seek the rewards of rising markets, but we also recognize that increasing levels of return cannot last forever. In fact, we've already begun to see signs of change. Because no one can predict exactly how the markets will react tomorrow or the next day, we feel it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

     One of the leading risks facing investors today is rooted in the fact that stock valuations remain at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these circumstances, we believe, regardless of daily fluctuations in the markets, it is unlikely that stocks will sustain the unprecedented growth rate of the past three years. However, we also believe that any market corrections we may see would be only temporary pauses on the way to potential long-term gains.

     We are also examining the potential economic effects of the "millennium problem" that will render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem may require some companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

     For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

     We encourage you to meet with your financial advisor to discuss how today's uncertain markets or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,


/s/ James C. Swain           /s/ Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
July 22, 1998


                            3 Oppenheimer Bond Fund

===================================
 Avg Annual Total Returns
===================================

For the Periods Ended 6/30/98(1)

Class A

                       Since
  1 year    5 year     Inception
===================================
   5.02%     5.65%     7.93%
===================================

Class B
                       Since
  1 year    5 year     Inception
===================================
   4.42%     5.56%     5.84%
===================================

Class C
                       Since
  1 year    5 year     Inception
===================================
   8.41%      N/A      6.95%
===================================

Class Y
                       Since
  1 year    5 year     Inception
===================================
    N/A       N/A      2.54%
===================================

===================================
 Cumulative Total Return
===================================
For the Period Ended 6/30/98(1)

Class A

 5 year
===================================
  31.60%           $13,160(3)
===================================


Performance update
--------------------------------------------------------------------------------

Oppenheimer Bond Fund performed well over the past six months, primarily because of our allocation of assets to quality securities that provide relatively high yields, including corporate bonds and commercial mortgage-backed securities. The Fund's Class A shares also ranked in the top half of all A-rated corporate debt funds for the six-month period ended 6/30/98, as measured by Lipper Analytical Services, Inc./2/



Growth of $10,000
Over five years(3)
(without sales charges)

       [THE FOLLOWING TABLE WAS REPRESENTED BY A MOUNTAIN CHART IN THE
                              PRINTED MATERIAL.]


               Oppenheimer Bond       Lehman Brothers
Date          Fund Class A shares    Corporate Bond Index
----          -------------------     --------------------
6/30/93           $     0                 $     0
                  $10,000                 $10,000
                  $10,308                 $10,348
                  $10,252                 $10,332
94                $ 9,927                 $ 9,968
                  $ 9,788                 $ 9,811
                  $ 9,833                 $ 9,883
                  $ 9,855                 $ 9,927
95                $10,344                 $10,514
                  $10,989                 $11,296
                  $11,091                 $11,563
                  $11,524                 $12,134
96                $11,372                 $11,821
                  $11,428                 $11,873
                  $11,685                 $12,110
                  $12,085                 $12,532
97                $12,067                 $12,406
                  $12,532                 $12,917
                  $12,979                 $13,423
                  $13,309                 $13,814
6/30/98           $13,536                 $14,025
                  $13,817                 $14,387



1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 4/15/88. The Fund's maximum sales charge for Class A shares was lower prior to 3/29/91, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 5/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 7/11/95. Class Y shares were first publicly offered on 4/27/98 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.
2. Source: Lipper Analytical Services, Inc., 6/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 65 of 150 (6-months) and 58 of 143 (1-year) among all A-rated corporate debt funds for the period ended 6/30/98.


                            4 Oppenheimer Bond Fund

Credit Allocation(4)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

  Treasury/Agency      39.6%
  AAA/AA               12.7
  A/BBB                31.0
  BB/B                 16.0
  CCC/C                 0.7

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Bond Fund is for investors looking for solid income potential from a fund emphasizing quality securities.

What We Look For

 .    Sectors of the market that offer relative value.

 .    Primarily investment-grade securities that help reduce credit risk.(4)

 .    High income potential from different types of government and corporate securities.



Corporate Bonds & Notes--Top 10 Sectors
(Percentage of net assets)(5)

--------------------------------------------------------------------------------
 Financial                 10.5%          Media/Entertainment:
                                          Wireless Communications        1.9%
--------------------------------------------------------------------------------
 Energy                     5.2           Manufacturing                  1.9
--------------------------------------------------------------------------------
 Transportation             3.7           Retail                         1.6
--------------------------------------------------------------------------------
 Utility                    3.5           Gaming/Leisure                 1.3
--------------------------------------------------------------------------------
 Aerospace                  2.3           Service                        1.2
--------------------------------------------------------------------------------


3. Results of a hypothetical $10,000 investment in Class A shares on June 30, 1993. The Lehman Brothers Corporate Bond Index includes a broad range of publicly issued nonconvertible investment-grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. It is an unmanaged index including reinvestment of income, and cannot be purchased directly by investors.
4. Pie chart is based on total market value of investments as of June 30, 1998 and is subject to change. Average credit quality and ratings allocations include rated securities and those not rated by a national rating organization (currently 6.6% of total investments) but to which ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. Under normal market conditions, the Fund invests at least 65% of its assets in investment grade securities. Securities rated below investment grade (up to 35% of Fund's assets) carry a greater risk of default. While the Fund has generally invested under 10% of its assets in foreign securities, which are subject to exchange rate and political uncertainties, it is not restricted to any amount by prospectus.
5. Portfolio is subject to change. Percentages are as of June 30, 1998 and are based on net assets.


                            5 Oppenheimer Bond Fund

"The various sectors of the bond market responded differently to the same economic influences."

An interview with your Fund's manager
--------------------------------------------------------------------------------

How has Oppenheimer Bond Fund performed over the past six months?

The Fund's Class A shares provided a cumulative total return, without deducting sales charges, of 3.81% for the six-month period ended June 30, 1998.(1)

Has the U.S. economy behaved as you expected so far in 1998?

When the year began, the economy was growing strongly. Yet, inflation was not a problem, primarily because of higher productivity of U.S. companies and intense competition from imported goods. At the time, we thought the U.S. economy would slow during the first half of 1998 because of the Asian financial crisis, which began in late 1997. We anticipated that weak demand for U.S. goods and services from Asia would cause domestic growth to slow.

     That forecast has been partially true. Export growth has been quite weak because of the Asian crisis. However, basic economic growth in the United States has remained strong. American consumers appear to have picked up any slack caused by weak demand from Asia. In fact, the U.S. employment rate is at its highest levels in years, and Americans are borrowing and spending more than previous decades on major purchases, such as cars, boats and second homes.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                            6 Oppenheimer Bond Fund

[PHOTO]

Portfolio Management Team (l to r)

Leslie Falconio
David Negri
(Portfolio Manager)
Gina Palmieri
Len Darling

How did the U.S. bond market respond to that economic environment?

The various sectors of the bond market responded differently to the same economic influences. High-yield corporate bonds, generally referred to as "junk bonds," represented the top-performing sector of the bond market over the last six months. Although junk bonds are subject to a greater risk of default, they were in great demand by investors looking to maximize yields in a low interest-rate environment.

     Despite some volatility early in the year, investment-grade corporate bonds performed relatively well. A strong domestic economy held positive implications for corporate earnings, so investors were confident regarding the credit quality of most corporate bonds.

     Returns were almost as strong in U.S. Treasuries as long-term interest rates declined modestly. However, prices of residential mortgage-backed securities issued by U.S. government agencies were generally lower, providing the weakest returns in the U.S. bond market.

     Commercial mortgage-backed securities, which are backed by mortgages on commercial real estate, also provided attractive total returns. That's primarily because the strong economy reduced the risk that commercial real estate owners might fall behind in their mortgage payments.


                            7 Oppenheimer Bond Fund

"Strong economic growth and low inflation helped create an especially attractive environment for high-yield corporate bonds."

An interview with your Fund's manager
--------------------------------------------------------------------------------

Has the Fund's composition changed significantly over the past six months?

We've made a few modest changes in our allocations among the various bond market sectors, increasing our holdings of longer maturity U.S. Treasuries. We also slightly increased the Fund's exposure to corporate bonds and commercial mortgage-backed securities to capture their relatively higher yields. At the same time, we decreased our holdings of mortgage-backed securities issued by U.S. government agencies. We also established a small position in bank trust preferreds, which provided attractive yields and enjoyed high credit quality relative to many other fixed-income securities.

What industries provided attractive opportunities within the corporate bond sector? Which industries have you avoided?

We continued to find competitive yields in corporate bonds issued by businesses such as telecommunications, cable television and financial services companies, which are enjoying the benefits of the strong economy. We also found attractive opportunities in the transportation industry, particularly in railroads and trucking.

     On the other hand, we tended to avoid bonds issued by utilities and basic industries such as steel, chemicals and mining. The outlook for utilities is uncertain because of deregulation, and basic industries, unable to raise prices in a low-inflation environment, have suffered most from foreign price competition.


                            8 Oppenheimer Bond Fund

"We believe that the economic impact of the Asian crisis is finally starting to affect the U.S. economy..."


What's your outlook for the bond market over the rest of this year?

We think the U.S. bond market remains attractive. We believe that the Federal Reserve Board will not tighten U.S. monetary policy because of the increasing likelihood of an economic slowdown stemming from the recessions throughout Asia. In fact, we believe that the economic impact of the Asian crisis is finally starting to affect the U.S. economy, and will probably constrain economic growth during the second half of this year.

     A neutral interest-rate policy, low inflation and slowing economic growth could set the stage for long-term interest rates to decline further, which may be especially good for U.S. Treasury bond prices. At the same time, we would expect healthy investor demand to support prices of corporate bonds.

     Of course, we will continue to monitor the U.S. economy and bond market carefully. Whatever the next six months bring, we intend to remain vigilant in our efforts to deliver solid income potential from a broadly diversified portfolio of quality securities.


                            9 Oppenheimer Bond Fund

                                   Financials
                                   --------------------------------------------







                           10 Oppenheimer Bond Fund

===============================================================================================
Statement of Investments June 30, 1998 (Unaudited)
===============================================================================================

                                                                        Face       Market Value
                                                                        Amount(1)  See Note 1
===============================================================================================
Asset-Backed Securities--0.2%
-----------------------------------------------------------------------------------------------
Dayton Hudson Credit Card Master Trust, Asset-Backed
Certificates, Series 1997-1, Cl. A, 6.25%, 8/25/05                    $   125,000   $   126,366
-----------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2, Cl. A,
6.752%, 6/25/07(2)                                                        175,000       176,203
-----------------------------------------------------------------------------------------------
Olympic Automobile Receivables Trust, Automobile
Receivables-Backed Nts.:
Series 1996-A, Cl. A-4, 5.85%, 7/15/01                                    145,000       144,887
Series 1997-A, Cl. A-5, 6.80%, 2/15/05                                    150,000       153,025
                                                                                    -----------
Total Asset-Backed Securities (Cost $594,468)                                           600,481

===============================================================================================
Mortgage-Backed Obligations--44.4%
-----------------------------------------------------------------------------------------------
Government Agency--27.8%
-----------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--23.0%
Federal Home Loan Mortgage Corp.:
Certificates of Participation:
9%, 3/1/17                                                                369,594       392,055
Series 17-039, 13.50%, 11/1/10                                             39,950        47,201
Series 17-094, 12.50%, 4/1/14                                              23,885        27,928
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
Participation Certificates:
Series 1343, Cl. LA, 8%, 8/15/22                                        1,600,000     1,744,161
Series 151, Cl. F, 9%, 5/15/21                                          1,000,000     1,067,022
Series 1711, Cl. EA, 7%, 3/15/24                                          200,000       207,686
Series 1712, Cl. B, 6%, 3/15/09                                         1,000,000       993,430
Series 1714, Cl. M, 7%, 8/15/23                                         1,000,000     1,018,750
Gtd. Multiclass Mtg. Participation Certificates:
6%, 3/1/09                                                                276,774       276,393
Series 1460, Cl. H, 7%, 5/15/07                                         1,500,000     1,551,555
Series 1574, Cl. PD, 5.55%, 3/15/13(2)                                      7,210         7,195
Series 1843, Cl. VB, 7%, 4/15/03                                           85,000        87,470
Series 1849, Cl. VA, 6%, 12/15/10                                         217,017       216,677
Series G056, Cl. H, 9%, 7/20/24                                         2,493,000     2,725,161
Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Series 1914, Cl. G, 6.50%, 2/15/24                                      3,000,000     2,997,180
Series 2054, Cl. TE, 6.25%, 4/15/24                                       850,000       852,125
Interest-Only Stripped Mtg.-Backed Security:
Series 1583, Cl. IC, 10.318%, 1/15/20(3)                                  500,000        57,500
Series 1661, Cl. PK, 15.625%, 11/15/06(3)                                 623,965        44,263
Series 177, Cl. B, (2.799)%, 7/1/26(3)                                 14,909,562     3,375,619


                           11 Oppenheimer Bond Fund

===============================================================================================
Statement of Investments (Unaudited)(Continued)
===============================================================================================

                                                                        Face       Market Value
                                                                        Amount(1)  See Note 1
-----------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored  (continued)
Federal National Mortgage Assn.:
11%, 7/1/16                                                           $ 3,838,084   $ 4,382,613
6%, 12/1/03                                                               193,517       192,834
6.50%, 4/1/26                                                             175,043       174,741
6.50%, 7/1/28(4)                                                        6,000,000     5,971,860
6.50%, 7/25/12(4)                                                      10,600,000    10,659,678
7%, 1/1/09                                                                277,222       283,355
7%, 11/1/25                                                               316,862       321,486
7%, 2/1/09                                                                270,200       276,178
7%, 4/1/00                                                                 80,990        81,591
7%, 7/1/12(4)                                                          10,980,000    11,179,067
7.50%, 2/1/08                                                             229,805       236,247
7.50%, 3/1/08                                                             268,933       276,472
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22                                         540,000       572,227
Trust 1993-181, Cl. C, 5.40%, 10/25/02                                    109,599       109,119
Trust 1993-190, Cl. Z, 5.85%, 7/25/08                                     196,954       196,584
Gtd. Mtg. Pass-Through Certificates, 8%, 8/1/17                           401,311       410,774
Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates:
Trust 1991-170, Cl. E, 8%, 12/25/06                                     2,500,000     2,592,608
Trust 1992-162, Cl. C, 7%, 10/25/21                                     8,400,000     8,581,104
Trust 1995-4, Cl. PC, 8%, 5/25/25                                         869,210       957,381
Trust 1997-25, Cl. B, 7%, 12/18/22                                        510,000       518,721
Interest-Only Stripped Mtg.-Backed Security:
Trust 276, Cl. 2, 7.256%, 10/1/24(3)                                   10,678,590     2,808,135
Medium-Term Nts., 6.56%, 11/13/01                                         125,000       125,215
Principal-Only Stripped Mtg.-Backed Security:
Trust 277-C1, 17.047%, 4/1/27(5)                                          311,803       265,617
Trust 294, Cl. 1, 3.634%, 2/1/28(5)                                     1,915,475     1,510,233
                                                                                     ----------
                                                                                     70,373,211

-----------------------------------------------------------------------------------------------
GNMA/Guaranteed--4.8%
Government National Mortgage Assn.:
10%, 11/15/09                                                             177,958       201,454
10.50%, 12/15/17-5/15/19                                                  240,790       267,205
11%, 10/20/19                                                             772,512       876,319
12%, 1/15/99-5/15/14                                                        4,847         5,031
13%, 12/15/14                                                              27,132        31,906
6%, 7/20/27                                                               231,981       237,092
7%, 7/1/28(4)                                                           9,780,000     9,935,893
7%, 7/15/09-7/20/25                                                     1,193,142     1,221,901
8%, 10/15/05-10/15/06                                                   1,234,401     1,275,074
9%, 2/15/09-6/15/09                                                       405,058       433,997
                                                                                     ----------
                                                                                     14,485,872


                           12 Oppenheimer Bond Fund

===============================================================================================

===============================================================================================

                                                                        Face       Market Value
                                                                        Amount(1)  See Note 1
-----------------------------------------------------------------------------------------------
Private--16.6%
-----------------------------------------------------------------------------------------------
Commercial--13.2%
Amresco Commercial Mortgage Funding I Corp.,
Multiclass Mtg. Pass-Through Certificates, Series 1997-C1,
Cl.G,7%,6/17/29(2)                                                    $   150,000   $   139,875
-----------------------------------------------------------------------------------------------
Asset Securitization Corp.:
Commercial Mtg. Pass-Through Certificates:
Series 1996-D3, Cl. A5, 8.143%, 10/13/26(2)(6)                            800,000       870,375
Series 1996-MD6, Cl. A5, 6.956%, 11/13/26(6)                            2,000,000     2,109,375
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(6)                                333,000       322,334
Series 1997-D4, Cl. B2, 7.525%, 4/14/29(6)                                333,000       315,309
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(6)                                334,000       308,637
Series 1997-D5, Cl. A6, 7.18%, 2/14/41(6)                               1,500,000     1,510,313
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                  2,000,000     1,827,500
Series 1997-MD7, Cl. A6, 7.97%, 1/13/30(6)                                200,000       215,375
Interest-Only Stripped Mtg.-Backed Security, Series
1997-D5, Cl. PS1, 1.367%, 2/14/41(3)                                    6,202,412       661,914
-----------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only
Corporate-Backed Pass-Through Certificates,
Series 1997-CTL1, 9.55%, 6/22/24(2)(3)                                 13,612,616       643,877
-----------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 7.76%, 12/25/03(2)(6)                              250,000       253,875
-----------------------------------------------------------------------------------------------
CMC Securities Corp. I, Collateralized Mtg. Obligations,
Series 1993-D, Cl. D-3, 10%, 7/25/23(2)                                   420,506       441,532
-----------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only
Stripped Mtg.-Backed Security, Series 1996-C1,
Cl. X-2, .981%, 12/25/20(2)(3)                                         18,624,900       448,162
-----------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Series 1994-C1:
Cl. 2-D, 8.70%, 9/25/25(2)                                              1,000,000     1,033,000
Cl. 2-E, 8.70%, 9/25/25(2)                                              1,000,000     1,042,500
-----------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
Commercial Mtg. Pass-Through Certificates, Series 1998-C2,
Cl. E, 6.778%, 5/18/13                                                  2,000,000     1,893,750
-----------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Collateralized Mtg. Obligations:
Series 1997-C2, Cl. D, 7.192%, 1/15/08                                  1,500,000     1,521,563
Series 1997-C2, Cl. F, 6.75%, 4/16/29                                   1,000,000       864,375
Series 1998-C1, Cl. E, 7.153%, 3/15/11                                  1,500,000     1,529,531
-----------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg.
Pass-Through Certificates, Series 1997-CL1:
Cl. F, 6.845%, 7/13/30                                                  1,000,000     1,023,438
Cl. F, 7.823%, 7/13/30                                                  1,000,000     1,029,375
-----------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
Certificates, Series 1996-C1, Cl. D:
7.42%, 4/25/28                                                          1,500,000     1,547,578
6.87%, 12/10/29(6)                                                      1,000,000     1,012,500


                           13 Oppenheimer Bond Fund

===================================================================================================
Statement of Investments (Unaudited)(Continued)
===================================================================================================

                                                                            Face       Market Value
                                                                            Amount(1)  See Note 1
---------------------------------------------------------------------------------------------------
Commercial  (continued)
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. D-1, 7.438%, 2/15/28(2)(6)                            $ 1,000,000   $ 1,036,875
Series 1996-C1, Cl. E, 7.438%, 2/15/28(2)(6)                                1,100,000     1,072,156
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(2)                                     225,000       210,164
Series 1997-RR, Cl. E, 7.74%, 4/30/39(2)(6)                                   400,000       380,750
Series 1997-RR, Cl. F, 7.74%, 4/30/39(2)                                      400,000       334,375
---------------------------------------------------------------------------------------------------
NationsCommercial Corp., NB Commercial Mtg. Pass-Through
Certificates, Series-DMC, Cl. B, 8.562%, 8/12/11(2)                         3,000,000     3,219,375
---------------------------------------------------------------------------------------------------
PNC Mortgage Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-2, Cl. A3, 6.50%, 2/25/12                            74,000        74,147
---------------------------------------------------------------------------------------------------
Potomac Gurnee Financial Corp., Commercial Mtg.
Pass-Through Certificates, Series 1, Cl. D, 7.683%, 12/21/26(2)             1,500,000     1,548,750
---------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates, Series 1994-C1:
Cl. C, 8%, 6/25/26                                                          1,500,000     1,525,664
Cl. D, 6.90%, 2/25/27                                                       2,500,000     2,498,750
---------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1,
Cl. E, 9.184%, 1/20/06                                                        700,000       740,250
---------------------------------------------------------------------------------------------------
Structured Asset Securities Corp.:
Commercial Mtg. Pass-Through Certificates,
Series 1997-LLI, Cl. D, 7.15%, 4/12/12                                      2,500,000     2,585,156
Multiclass Pass-Through Certificates, Series 1996-C3,
Cl. D, 8%, 6/25/30(2)                                                       2,500,000     2,544,531
                                                                                        -----------
                                                                                         40,337,006

---------------------------------------------------------------------------------------------------
Manufactured Housing--0.0%
Green Tree Financial Corp., Series 1994-6, Cl. A3, 7.70%, 1/15/20              46,771        46,844
---------------------------------------------------------------------------------------------------
Multi-Family--1.0%
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                                           250,000       249,218
---------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg.
Pass-Through Certificates:
Series 1997-MC1, Cl. F, 7.452%, 5/20/07(2)                                    254,890       247,243
Series 1996-MC1, Cl. G, 7.15%, 6/15/06(7)                                   2,250,000     2,141,719
---------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates, Series 1991-M5, Cl. A, 9%, 3/25/17                              254,499       254,519
                                                                                        -----------
                                                                                          2,892,699

---------------------------------------------------------------------------------------------------
Other--0.5%
GE Capital Mortgage Services, Inc., Series 1994-14, Cl. A1,
6.50%, 4/25/24(2)                                                              12,960        12,912
---------------------------------------------------------------------------------------------------
JHM Mtg. Acceptance Corp., Collateralized Mtg. Obligation
Bonds, Series E, Cl. 5, 8.96%, 4/1/19                                       1,376,132     1,419,137


                           14 Oppenheimer Bond Fund

===============================================================================================

===============================================================================================

                                                                        Face       Market Value
                                                                        Amount(1)  See Note 1
-----------------------------------------------------------------------------------------------
Other (continued)
Salomon Brothers Mortgage Securities VI, Interest-Only
Stripped Mtg.-Backed Security, Series 1987-3:
Cl. A, 12.50%, 10/23/17(5)                                            $   129,612   $   108,064
Cl. B, 12.50%, 10/23/17(3)                                                104,803        29,361
                                                                                    -----------
                                                                                      1,569,474

-----------------------------------------------------------------------------------------------
Residential--1.9%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1:
Cl. E, 7.50%, 3/1/11(2)                                                 1,000,000     1,058,500
Cl. F, 7.50%, 6/20/13(2)                                                  150,000       148,275
Cl. G, 7.50%, 6/20/14(2)                                                  150,000       141,750
Cl. H, 7.50%, 8/20/14(2)                                                  105,000        85,575
-----------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1:
6.929%, 2/25/11(2)(6)                                                     750,000       660,750
8.129%, 5/25/08(2)(6)                                                     750,000       771,525
-----------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates, Series 1994-7,
Cl. A18, 6%, 2/25/09                                                      198,885       191,302
-----------------------------------------------------------------------------------------------
NationsBank Trust, Lease Pass-Through Certificates,
Series 1997A-1, 7.442%, 1/10/11(6)                                        500,000       526,094
-----------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Mtg. Asset-Backed
Pass-Through Certificates, Series 1997-QS9, Cl. 2, 6.75%, 9/25/27         175,000       174,725
-----------------------------------------------------------------------------------------------
Residential Funding Mortgage Securities I, Inc., Mtg.
Pass-Through Certificates, Series 1993-S10, Cl. A9, 8.50%, 2/25/23        365,345       379,503
-----------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. III, Sub. Bonds, Series 1992-A,
Cl. 1A, 8.23%, 3/29/30(6)                                                 328,790       333,620
-----------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-B,
Cl. 1, 7.132%, 4/25/26                                                  1,951,165     1,454,228
                                                                                    -----------
                                                                                      5,925,847
                                                                                    -----------
Total Mortgage-Backed Obligations (Cost $133,841,767)                               135,630,953

===============================================================================================
U.S. Government Obligations--16.0%
-----------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
10.375%, 11/15/09                                                       5,500,000     6,881,880
11.625%, 11/15/04                                                       2,375,000     3,139,456
12.75%, 11/15/10                                                        1,000,000     1,425,313
6%, 2/15/26                                                               200,000       208,125
6.125%, 11/15/27                                                        4,500,000     4,823,442
7.50%, 11/15/16                                                         1,645,000     1,975,543
8.875%, 8/15/17(8)                                                      6,000,000     8,184,378
STRIPS, 6.37%, 2/15/07(9)                                                 725,000       450,646
STRIPS, 6.29%, 8/15/22(9)                                               7,500,000     1,905,938


                           15 Oppenheimer Bond Fund

=============================================================================================
Statement of Investments (Unaudited)(continued)
=============================================================================================

                                                                    Face         Market Value
                                                                    Amount(1)    See Note 1
---------------------------------------------------------------------------------------------
U.S. Government Obligations  (continued)
U.S. Treasury Nts.:
5.50%, 5/31/00                                                      $ 4,500,000   $ 4,501,409
5.625%, 2/15/06                                                         550,000       552,407
5.75%, 8/15/03                                                          325,000       328,555
6%, 8/15/00                                                           1,000,000     1,009,688
6.125%, 8/15/07                                                       6,000,000     6,247,506
6.50%, 8/15/05                                                          650,000       686,360
6.75%, 6/30/99                                                          380,000       384,631
7.50%, 10/31/99                                                       3,430,000     3,515,753
7.50%, 11/15/01                                                       2,625,000     2,780,862
                                                                                  -----------
Total U.S. Government Obligations (Cost $47,067,899)                               49,001,892

=============================================================================================
Corporate Bonds and Notes--41.2%
---------------------------------------------------------------------------------------------
Aerospace--2.3%
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                                                 125,000       133,125
12.25% Pass-Through Certificates, 12/1/02                             1,950,000     2,154,750
8.01% Nts., 1/2/10(7)                                                 1,000,000     1,006,181
---------------------------------------------------------------------------------------------
Boeing Co., 7.50% Debs., 8/15/42                                      2,000,000     2,293,746
---------------------------------------------------------------------------------------------
Rolls-Royce Capital, Inc., 7.125% Gtd. Nts., 7/29/03                  1,000,000     1,036,250
---------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts.,
Series B, 9/1/07                                                        250,000       260,000
---------------------------------------------------------------------------------------------
Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04              250,000       263,750
                                                                                  -----------
                                                                                    7,147,802

---------------------------------------------------------------------------------------------
Chemicals--0.6%
Du Pont (E.I.) De Nemours & Co., 8.50% Debs., 2/15/03                   150,000       158,683
---------------------------------------------------------------------------------------------
FMC Corp., 8.75% Sr. Nts., 4/1/99                                       250,000       254,648
---------------------------------------------------------------------------------------------
Harris Chemical North America, Inc.,
10.75% Gtd. Sr. Sub. Nts., 10/15/03                                     100,000       105,625
---------------------------------------------------------------------------------------------
Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20          85,000       113,661
---------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                     492,000       544,275
---------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07             200,000       199,000
---------------------------------------------------------------------------------------------
PPG Industries, Inc., 9% Debs., 5/1/21                                   85,000       109,047
---------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr
Unsec. Sub. Nts., Series B, 8/1/07                                      175,000       179,375
                                                                                  -----------
                                                                                    1,664,314

---------------------------------------------------------------------------------------------
Consumer Durables--0.3%
Black & Decker Corp., 6.625% Nts., 11/15/00                             145,000       146,582
---------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B, 7/15/02       400,000       416,000
---------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(2)              370,000       434,180
                                                                                  -----------
                                                                                      996,762


                           16 Oppenheimer Bond Fund

=============================================================================================

=============================================================================================

                                                                    Face         Market Value
                                                                    Amount(1)    See Note 1
---------------------------------------------------------------------------------------------
Consumer Non-Durables--0.3%
Fruit of the Loom, Inc., 7% Debs., 3/15/11                          $   500,000   $   469,922
---------------------------------------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                               85,000        93,472
---------------------------------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50% Sr. Sub. Nts., 5/1/08(7)               250,000       250,937
---------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Sub. Nts., 7/1/08(7)              200,000       204,000
                                                                                  -----------
                                                                                    1,018,331

---------------------------------------------------------------------------------------------
Energy--5.2%
Chesapeake Energy Corp., 9.625% Sr. Nts., 5/1/05(7)                     250,000       251,875
---------------------------------------------------------------------------------------------
Coastal Corp.:
8.125% Sr. Nts., 9/15/02                                                 85,000        91,062
8.75% Sr. Nts., 5/15/99                                                 380,000       388,464
---------------------------------------------------------------------------------------------
Eastern Energy Ltd., 6.75% Sr. Nts., 12/1/06(7)                       2,000,000     2,056,552
---------------------------------------------------------------------------------------------
ENSCO International, Inc.:
6.75% Nts., 11/15/07                                                  1,000,000     1,016,515
7.20% Debs., 11/15/27                                                 1,000,000     1,041,300
---------------------------------------------------------------------------------------------
Enterprise Oil plc, 6.70% Sr. Nts., 9/15/07                           1,000,000     1,030,280
---------------------------------------------------------------------------------------------
Global Marine, Inc., 7.125% Nts., 9/1/07                              2,000,000     2,096,662
---------------------------------------------------------------------------------------------
Grey Wolf, Inc., 8.875% Sr. Nts., 7/1/07(7)                             350,000       339,500
---------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd.:
8.25% Sr. Nts., 3/15/17                                                  75,000        82,832
9% Debs., 8/15/99                                                        75,000        77,281
---------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                  100,000       112,531
---------------------------------------------------------------------------------------------
McDermott, Inc., 9.375% Nts., 3/15/02                                   100,000       107,550
---------------------------------------------------------------------------------------------
Occidental Petroleum Corp., 11.125% Sr. Debs., 6/1/19                 2,000,000     2,196,346
---------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Gtd. Sr. Sec. Nts., 6/1/08(7)               200,000       191,000
---------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., 5/15/08(7)               400,000       413,000
---------------------------------------------------------------------------------------------
Parker Drilling Co., 9.75% Gtd. Nts., 11/15/06(7)                       350,000       359,625
---------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                          75,000        81,594
---------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06             750,000       678,750
---------------------------------------------------------------------------------------------
Phillips Petroleum Co., 7.53% Pass-Through Certificates,
Series 1994-A1, 9/27/98                                                  79,912        80,153
---------------------------------------------------------------------------------------------
Standard Oil/British Petroleum Co. plc, 9% Debs., 6/1/19                 85,000        86,731
---------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                        400,000       405,000
---------------------------------------------------------------------------------------------
Talisman Energy, Inc., 7.25% Debs., 10/15/27                            500,000       524,138
---------------------------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                      1,500,000     2,046,240
---------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr
Unsec. Debs., 2/1/06                                                    100,000       100,001
                                                                                  -----------
                                                                                   15,854,982


                           17 Oppenheimer Bond Fund

=============================================================================================
Statement of Investments (Unaudited)(continued)
=============================================================================================

                                                                    Face         Market Value
                                                                    Amount(1)    See Note 1
---------------------------------------------------------------------------------------------
Financial--10.5%
Aetna Services, Inc., 8% Debs., 1/15/17                             $   697,000   $   712,999
---------------------------------------------------------------------------------------------
Allmerica Capital I, 8.207% Debs., 2/3/27                             2,000,000     2,304,660
---------------------------------------------------------------------------------------------
American General Finance Corp., 8.50% Sr. Nts., 8/15/98                  60,000        60,161
---------------------------------------------------------------------------------------------
American General Institutional Capital B, 8.125% Bonds,
Series B, 3/15/46(7)                                                     75,000        88,386
---------------------------------------------------------------------------------------------
Associates Corp. of North America, 7.40% Medium-Term
Nts., 7/7/99                                                            300,000       304,172
---------------------------------------------------------------------------------------------
Beneficial Corp., 12.875% Debs., 8/1/13                                  20,000        21,114
---------------------------------------------------------------------------------------------
BHP Finance (USA) Ltd., 8.50% Gtd. Debs., 12/1/12                     1,500,000     1,754,484
---------------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                         50,000        51,219
---------------------------------------------------------------------------------------------
CB Richard Ellis Services, Inc., 8.875% Sr. Unsec. Sub.
Nts., 6/1/06                                                            250,000       249,375
---------------------------------------------------------------------------------------------
Chelsea GCA Realty Partner, Inc., 7.75% Gtd. Unsec.
Unsub. Nts., 1/26/01                                                     60,000        61,736
---------------------------------------------------------------------------------------------
Cigna Corp., 7.90% Nts., 12/14/98                                       150,000       151,340
---------------------------------------------------------------------------------------------
Citicorp Capital I, 7.933% Gtd. Bonds, 2/15/27                        1,000,000     1,089,522
---------------------------------------------------------------------------------------------
Citicorp, 5.625% Sr. Nts., 2/15/01                                       90,000        89,088
---------------------------------------------------------------------------------------------
Commercial Credit Co., 5.55% Unsec. Nts., 2/15/01                       145,000       143,580
---------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                       100,000       114,001
---------------------------------------------------------------------------------------------
Countrywide Home Loans, Inc., 6.05% Gtd. Medium-Term
Nts., Series D, 3/1/01                                                   90,000        90,025
---------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc., 10.625% Sr. Sub. Nts., 10/1/03         150,000       166,500
---------------------------------------------------------------------------------------------
Fleet Mtg./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                145,000       160,052
---------------------------------------------------------------------------------------------
Ford Motor Credit Co., 6.75% Nts., 8/15/08                            1,000,000     1,036,828
---------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01                   175,000       173,558
---------------------------------------------------------------------------------------------
Golden West Financial Corp., 8.625% Sub. Nts., 8/30/98                   55,000        55,221
---------------------------------------------------------------------------------------------
Integra Financial Corp., 6.50% Sub. Nts., 4/15/00                       145,000       146,510
---------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., 6.625% Sr. Sub. Nts., 2/15/08         1,000,000     1,012,829
---------------------------------------------------------------------------------------------
Liberty Mutual Insurance Co., 7.697% Nts., 10/15/2097(7)              1,000,000     1,105,609
---------------------------------------------------------------------------------------------
Long Island Savings Bank, 6.20% Nts., 4/2/01                          1,000,000     1,001,990
---------------------------------------------------------------------------------------------
Lumbermens Mutual Casualty Co., 8.30% Surplus Nts., 12/1/37(7)        2,000,000     2,217,948
---------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
6.50% Nts., 4/1/01                                                      150,000       152,244
6.875% Nts., 3/1/03                                                     750,000       775,023
---------------------------------------------------------------------------------------------
Metropolitan Life Insurance Co., 6.30% Nts., 11/1/03(7)               1,000,000       998,550
---------------------------------------------------------------------------------------------
Midland American Capital Corp., 12.75% Gtd. Nts., 11/15/03              205,000       210,121
---------------------------------------------------------------------------------------------
National Westminster Bank plc, 9.375% Gtd. Capital Nts., 11/15/03        70,000        80,425
---------------------------------------------------------------------------------------------
NationsBank Corp.:
10.20% Sub. Nts., 7/15/15                                             1,300,000     1,797,610
8.50% Exchangeable Sub. Nts., 3/1/99                                     60,000        60,993
---------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Gtd. Bonds, 8/1/27                       300,000       328,500


                           18 Oppenheimer Bond Fund

=============================================================================================

=============================================================================================

                                                                    Face         Market Value
                                                                    Amount(1)    See Note 1
---------------------------------------------------------------------------------------------
Financial  (continued)
Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                $ 1,825,000   $ 1,852,618
---------------------------------------------------------------------------------------------
Rank Group Finance plc, 6.75% Gtd. Nts., 11/30/04                     1,000,000     1,015,967
---------------------------------------------------------------------------------------------
Royal Bank of Scotland Group (The) plc,
10.125% Gtd. Sub. Capital Nts., 3/1/04                                  500,000       593,881
---------------------------------------------------------------------------------------------
Ryder System, Inc., 8.75% Debs., Series J, 3/15/17                    1,447,000     1,508,409
---------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 6.25% Bonds, 1/15/05             2,000,000     2,000,630
---------------------------------------------------------------------------------------------
Salomon, Inc., 7.30% Nts., 5/15/02                                    1,000,000     1,040,893
---------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec.
Nts., Series B, 4/1/08                                                  400,000       397,000
---------------------------------------------------------------------------------------------
Source One Mortgage Services Corp., 9% Debs., 6/1/12                  1,250,000     1,393,862
---------------------------------------------------------------------------------------------
Travelers Group, Inc., 6.875% Debs., 2/15/2098                        1,000,000     1,021,418
---------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Nts., 4/15/01                  145,000       148,030
---------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                       135,000       142,087
---------------------------------------------------------------------------------------------
Washington Mutual Capital I, 8.375% Gtd. Bonds, 6/1/27                2,000,000     2,220,674
                                                                                  -----------
                                                                                   32,101,842

---------------------------------------------------------------------------------------------
Food & Drug--0.3%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                               160,000       172,000
---------------------------------------------------------------------------------------------
Fleming Cos., Inc., 10.625% Sr. Sub. Nts., Series B, 7/31/07            550,000       576,125
---------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Sr. Unsec. Sub. Nts., 7/1/04         150,000       153,750
                                                                                  -----------
                                                                                      901,875

---------------------------------------------------------------------------------------------
Food/Tobacco--1.1%
B.A.T. Capital Corp., 6.66% Medium-Term Nts., 3/22/00(7)                250,000       252,602
---------------------------------------------------------------------------------------------
Coca-Cola Enterprises, Inc., 6.95% Debs., 11/15/26                    2,000,000     2,103,240
---------------------------------------------------------------------------------------------
Dole Food Distributing, Inc., 6.75% Nts., 7/15/00                       150,000       152,018
---------------------------------------------------------------------------------------------
Eagle Family Foods, Inc., 8.75% Sr. Sub. Nts., 1/15/08(7)               200,000       196,000
---------------------------------------------------------------------------------------------
Purina Mills, Inc., 9% Sr. Sub. Nts., 3/15/10(7)                        250,000       258,125
---------------------------------------------------------------------------------------------
SmithField Foods, Inc., 7.625% Sr. Sub. Nts., 2/15/08(7)                250,000       253,750
                                                                                  -----------
                                                                                    3,215,735

---------------------------------------------------------------------------------------------
Forest Products/Containers--0.3%
Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07          200,000       209,000
---------------------------------------------------------------------------------------------
Scotia Pacific Holding Co., 7.95% Timber Collateralized
Nts., 7/20/15                                                           401,548       423,895
---------------------------------------------------------------------------------------------
U.S. Can Corp., 10.125% Sr. Sub. Nts., Series B, 10/15/06               250,000       265,000
                                                                                  -----------
                                                                                      897,895

                           19 Oppenheimer Bond Fund

=============================================================================================
Statement of Investments (Unaudited)(continued)
=============================================================================================

                                                                    Face         Market Value
                                                                    Amount(1)    See Note 1
---------------------------------------------------------------------------------------------
Gaming/Leisure--1.3%
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                     $   150,000   $   156,375
---------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts.,
Series B, 8/15/03                                                       235,000       271,425
---------------------------------------------------------------------------------------------
Empress Entertainment, Inc., 8.125% Sr. Sub. Nts., 7/1/06(7)            200,000       201,500
---------------------------------------------------------------------------------------------
Hard Rock Hotel, Inc., 9.25% Sr. Sub. Nts., 4/1/05(7)                   100,000       103,000
---------------------------------------------------------------------------------------------
Hilton Hotels Corp.:
7.375% Nts., 6/1/02                                                      75,000        76,204
7.95% Sr. Nts., 4/15/07                                               1,000,000     1,043,415
---------------------------------------------------------------------------------------------
HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B, 12/15/07       800,000       872,000
---------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07                          500,000       560,000
---------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                     100,000       106,375
---------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority (Connecticut),
13.50% Sr. Sec. Nts., Series B, 11/15/02                                310,000       392,150
---------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
10.625% Sr. Sub. Nts., 7/15/05                                          100,000       107,500
9.50% Gtd. Sr. Sub. Nts., 4/15/07                                       200,000       210,500
                                                                                  -----------
                                                                                    4,100,444

---------------------------------------------------------------------------------------------
Healthcare--0.6%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                     160,000       156,326
---------------------------------------------------------------------------------------------
HEALTHSOUTH Corp., 9.50% Sr. Sub. Nts., 4/1/01                          500,000       520,000
---------------------------------------------------------------------------------------------
Imcera Group, Inc., 6% Nts., 10/15/03                                   500,000       499,052
---------------------------------------------------------------------------------------------
Integrated Health Services, Inc., 9.50% Sr. Sub. Nts., 9/15/07           30,000        31,500
---------------------------------------------------------------------------------------------
Oxford Health Plans, Inc., 11% Sr. Nts., 5/15/05(7)                     350,000       360,500
---------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(7)              220,000       224,400
                                                                                  -----------
                                                                                    1,791,778

---------------------------------------------------------------------------------------------
Housing--0.7%
American Standard Cos., Inc., 10.875% Sr. Nts., 5/15/99(2)               70,000        73,325
---------------------------------------------------------------------------------------------
First Industrial LP, 7.15% Bonds, 5/15/27                                75,000        77,559
---------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Gtd. Sr. Nts., 3/1/04(2)                   50,000        54,250
---------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Nts., Series B, 9/1/07                                       250,000       256,875
9.25% Sr. Nts., Series B, 3/15/07                                       250,000       258,125
---------------------------------------------------------------------------------------------
Trizec Hahn Corp., 7.95% Sr. Unsec. Debs., 6/1/07CAD                  2,000,000     1,406,352
                                                                                  -----------
                                                                                    2,126,486

---------------------------------------------------------------------------------------------
Information Technology--1.0%
Bell Technology Group Ltd., Units (each unit consists
of $1,000 principal amount of 13% sr. nts., 5/1/05 and one
warrant to purchase one share of common stock)(7)(10)                   200,000       203,000
---------------------------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05                    200,000       200,000


                           20 Oppenheimer Bond Fund

=============================================================================================

=============================================================================================

                                                                    Face         Market Value
                                                                    Amount(1)    See Note 1
---------------------------------------------------------------------------------------------
Information Technology  (continued)
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                          $   250,000   $   258,750
---------------------------------------------------------------------------------------------
General Electric Capital Corp., 8.75% Debs., 5/21/07                  1,000,000     1,187,654
---------------------------------------------------------------------------------------------
PSINet, Inc., 10% Sr. Unsec. Nts., Series B, 2/15/05                    350,000       358,750
---------------------------------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07                               200,000       218,000
---------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                 300,000       347,625
---------------------------------------------------------------------------------------------
WAM!Net, Inc., Units (each unit consists of $1,000 principal amount of 0%/13.25% sr. disc. nts., 3/1/05 and three
warrants to purchase 6.03 shares of common stock)(7)(10)(11)            400,000       254,000
                                                                                  -----------
                                                                                    3,027,779

---------------------------------------------------------------------------------------------
Manufacturing--1.9%
Caterpillar, Inc., 9.75% Debs., 6/1/19                                1,750,000     1,877,601
---------------------------------------------------------------------------------------------
Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                                                650,000       728,000
12.50% Debs., Series B, 7/15/07(2)(12)                                  137,982       146,951
---------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                        500,000       562,500
---------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr. Sub. Nts., 3/1/08(7)          350,000       355,250
---------------------------------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08(7)                     200,000       200,000
---------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07      325,000       334,750
---------------------------------------------------------------------------------------------
Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(11)           100,000       105,250
---------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07                           150,000       152,437
---------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Gtd. Sr. Sub. Nts.,
Series B, 6/15/07                                                       200,000       205,500
---------------------------------------------------------------------------------------------
Terex Corp., 8.875% Sr. Sub. Nts., 4/1/08(7)                            200,000       197,500
---------------------------------------------------------------------------------------------
Westinghouse Electric Corp., 8.375% Nts., 6/15/02                     1,000,000     1,055,146
                                                                                  -----------
                                                                                    5,920,885

---------------------------------------------------------------------------------------------
Media/Entertainment: Broadcasting--0.5%
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07        175,000       184,625
---------------------------------------------------------------------------------------------
Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02             520,000       560,300
---------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                           300,000       312,750
9% Sr. Sub. Nts., Series B, 1/15/06                                     400,000       418,000
                                                                                  -----------
                                                                                    1,475,675


                           21 Oppenheimer Bond Fund

=================================================================================================
Statement of Investments (Unaudited)(continued)
=================================================================================================

                                                                         Face        Market Value
                                                                         Amount(1)   See Note 1
-------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--0.7%
Adelphia Communications Corp., 9.25% Sr. Nts., 10/1/02                    $  150,000   $  156,375
-------------------------------------------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts., 6/1/04(11)                                        250,000      245,000
-------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Sr. Nts., 7/1/02                             200,000      223,500
-------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                                 200,000      221,000
-------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                              1,125,000    1,232,714
                                                                                       ----------
                                                                                        2,078,589

-------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--0.3%
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07                      100,000      104,000
-------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                400,000      411,500
9.625% Sr. Sub. Nts., 12/1/06                                                150,000      161,250
-------------------------------------------------------------------------------------------------
SFX Entertainment, Inc., 9.125% Sr. Sub. Nts., 2/1/08(7)                     125,000      123,125
                                                                                       ----------
                                                                                          799,875

-------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--1.0%
COLT Telecom Group plc, Units (each unit consists of $1,000
principal amount of 0%/12% sr. disc. nts., 12/15/06 and one
warrant to purchase 7.8 ordinary shares)(10)(11)                             350,000      348,250
-------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08(7)                             100,000      104,250
-------------------------------------------------------------------------------------------------
FaciliCom International, Inc., 10.50% Sr. Nts., 1/15/08(7)                   250,000      247,500
-------------------------------------------------------------------------------------------------
Focal Communications Corp., 0%/12.125% Sr. Disc. Nts., 2/15/08(7)(11)        350,000      210,437
-------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub.
Disc. Nts., 12/15/05(7)(11)                                                  100,000       81,125
-------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 8.60% Sr. Nts., 6/1/08(7)                   500,000      508,750
-------------------------------------------------------------------------------------------------
Long Distance International, Inc., Units (each unit consists of
$1,000 principal amount of 12.25% sr. nts., 4/15/08 and one
warrant to purchase 15.0875 shares of common stock)(7)(10)                   150,000      149,250
-------------------------------------------------------------------------------------------------
McLeodUSA, Inc., 8.375% Sr. Nts., 3/15/08(7)                                 100,000      100,750
-------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.:
0%/9.45% Sr. Disc. Nts., 4/15/08(7)(11)                                      400,000      246,500
9.625% Sr. Nts., 10/1/07                                                     100,000      103,000
-------------------------------------------------------------------------------------------------
NTL, Inc., 10% Sr. Nts., 2/15/07                                             100,000      107,500
-------------------------------------------------------------------------------------------------
Qwest Communications International, Inc.:
0%/8.29% Sr. Disc. Nts., 2/1/08(7)(11)                                       400,000      290,000
0%/9.47% Sr. Disc. Nts., 10/15/07(11)                                        365,000      274,662
-------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc.,
0%/11.125% Sr. Disc. Nts., 7/1/07(11)                                        150,000      130,500
-------------------------------------------------------------------------------------------------
Viatel, Inc., Units (each unit consists of $1,000 principal amount
of 11.25% sr. nts., and .483 shares of series A preferred stock)(7)(10)      200,000      210,000
                                                                                       ----------
                                                                                        3,112,474


                           22 Oppenheimer Bond Fund

=================================================================================================

=================================================================================================

                                                                         Face        Market Value
                                                                         Amount(1)   See Note 1
-------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--1.9%

American Mobile Satellite Corp./AMSC Acquisition Co., Inc., Units
(each unit consists of $1,000 principal amount of 12.25% sr. nts., 4/1/08
and one warrant to purchase 3.75749 shares of common stock)(7)(10)        $  175,000   $  165,375
-------------------------------------------------------------------------------------------------
Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07(7)                        200,000      202,250
-------------------------------------------------------------------------------------------------
Cellular Communications International, Inc., 0%/9.50%
Bonds, 4/1/05(7)(11)XEU                                                      600,000      475,946
-------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(2)(13)            25,000          625
-------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/10.65% Sr. Disc. Nts., 9/15/07(11)            50,000       33,875
-------------------------------------------------------------------------------------------------
Omnipoint Corp., 11.625% Sr. Nts., 8/15/06                                    70,000       74,025
-------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts.,
8/15/04                                                                       65,000       73,937
-------------------------------------------------------------------------------------------------
Orbital Imaging Corp., 11.625% Sr. Nts., 3/1/05(7)                           300,000      309,750
-------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(11)           200,000      153,000
-------------------------------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr. Disc. Nts., 3/15/08(7)(11)               200,000      132,000
-------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc., 9.125% Sr. Sec. Nts., 12/15/06(7)       500,000      501,875
-------------------------------------------------------------------------------------------------
Real Time Data, Inc., Units (each unit consists of $1,000 principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and one warrant to
purchase six ordinary shares)(7)(10)(11)                                   1,000,000      535,000
-------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., 5/15/08(7)                       500,000      502,500
-------------------------------------------------------------------------------------------------
SBA Communications Corp., 0%/12% Sr. Disc. Nts., 3/1/08(7)(11)               800,000      504,000
-------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08(7)(11)            300,000      168,000
-------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 0%/12.50%
Sr. Disc. Nts., 8/15/06(11)                                                2,000,000    1,715,000
-------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II, 9.50% Sr. Nts., 2/1/04                   100,000       91,250
                                                                                       ----------
                                                                                        5,638,408

-------------------------------------------------------------------------------------------------
Metals/Minerals--0.4%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                    350,000      367,500
-------------------------------------------------------------------------------------------------
Alcan Aluminum Ltd., 9.625% Debs., 7/15/19                                   165,000      177,913
-------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., 5/15/08(7)                   250,000      256,250
-------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08(7)      175,000      179,375
-------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Sec. Nts., 8/1/07         200,000      205,500
                                                                                       ----------
                                                                                        1,186,538

-------------------------------------------------------------------------------------------------
Retail--1.6%
Boyds Collection Ltd., 9% Sr. Sub. Nts., 5/15/08(7)                          650,000      653,250
-------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 9.125% Sr. Sub. Nts., 5/1/08(7)           150,000      150,000
-------------------------------------------------------------------------------------------------
Federated Department Stores, Inc., 10% Sr. Nts., 2/15/01                      60,000       65,539
-------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                                   100,000      100,750


                           23 Oppenheimer Bond Fund

=================================================================================================
Statement of Investments (Unaudited)(continued)
=================================================================================================

                                                                         Face        Market Value
                                                                         Amount(1)   See Note 1
-------------------------------------------------------------------------------------------------
Retail  (continued)
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08                        $  200,000   $  201,750
-------------------------------------------------------------------------------------------------
Home Interiors & Gifts, Inc., 10.125% Sr. Sub. Nts., 6/1/08(7)               400,000      410,500
-------------------------------------------------------------------------------------------------
May Department Stores Cos., 10.625% Debs., 11/1/10                           405,000      549,842
-------------------------------------------------------------------------------------------------
Neiman Marcus Group, Inc., 6.65% Sr. Nts., 6/1/08                          2,000,000    2,019,938
-------------------------------------------------------------------------------------------------
Price/Costco Cos., Inc., 7.125% Sr. Nts., 6/15/05                            120,000      126,263
-------------------------------------------------------------------------------------------------
Sears Canada, Inc., 11.70% Debs., 7/10/00CAD                                 500,000      378,337
-------------------------------------------------------------------------------------------------
Sears Roebuck & Co., 8.39% Medium-Term Nts., 3/23/99                         300,000      305,104
                                                                                       ----------
                                                                                        4,961,273

-------------------------------------------------------------------------------------------------
Service--1.2%
Archer Daniels Midland Co., 7.125% Debs., 3/1/13                             750,000      807,026
-------------------------------------------------------------------------------------------------
Arvin Industries, Inc., 6.75% Nts., 3/15/08                                  500,000      503,146
-------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.625% Nts., 6/15/08                   2,000,000    1,987,578
-------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08       275,000      274,313
-------------------------------------------------------------------------------------------------
Sun Co., Inc., 7.95% Debs., 12/15/01                                          75,000       79,264
-------------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Gtd. Sr. Nts., Series B, 12/1/06           80,000       82,521
                                                                                       ----------
                                                                                        3,733,848

-------------------------------------------------------------------------------------------------
Transportation--3.7%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., Series B, 7/15/07          100,000      101,500
-------------------------------------------------------------------------------------------------
Canadian Pacific Ltd., 9.45% Debs., 8/1/21                                 1,000,000    1,301,570
-------------------------------------------------------------------------------------------------
Chrysler Corp., 7.40% Debs., 8/1/2097                                      3,000,000    3,249,801
-------------------------------------------------------------------------------------------------
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., Series B, 7/1/07                 350,000      365,750
-------------------------------------------------------------------------------------------------
CSX Corp., 7.05% Debs., 5/1/02                                                85,000       87,322
-------------------------------------------------------------------------------------------------
Ford Motor Co., 8.875% Debs., 11/15/22                                     2,000,000    2,250,350
-------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06                 200,000      225,000
-------------------------------------------------------------------------------------------------
Johnson Controls, Inc., 7.70% Debs., 3/1/15                                  500,000      560,839
-------------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc., 6.625% Nts., 3/1/05                   750,000      770,265
-------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                  200,000      209,000
-------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(7)                             400,000      419,000
Units (each unit consists of $1,000 principal amount of
12% second priority ship mtg. nts., 6/30/07 and 7.66 warrants)(7)(10)        100,000      113,500
-------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                   75,000       80,554
-------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., 6/15/07               200,000      207,000
-------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr. Disc.
Nts., Series B, 12/15/03(11)                                               1,100,000    1,028,500
-------------------------------------------------------------------------------------------------
Union Pacific Corp.:
7% Nts., 6/15/00                                                             150,000      152,393
9.65% Medium-Term Nts., 4/17/00                                              100,000      106,062
                                                                                       ----------
                                                                                       11,228,406


                           24 Oppenheimer Bond Fund

=================================================================================================

=================================================================================================

                                                                         Face        Market Value
                                                                         Amount(1)   See Note 1
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Utility--3.5%
Ameritech Capital Funding Corp., 5.65% Gtd. Nts., 1/15/01                 $  100,000  $    99,459
-------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                      300,000      323,250
-------------------------------------------------------------------------------------------------
Calpine Corp., 8.75% Sr. Nts., 7/15/07                                       185,000      191,013
-------------------------------------------------------------------------------------------------
First PV Funding Corp., 10.15% Lease Obligation Bonds,
Series 1986B:
1/15/16(2)                                                                    71,000       75,743
1/15/16                                                                        4,000        4,000
-------------------------------------------------------------------------------------------------
Laclede Gas Co., 8.50% First Mtg. Bonds, 11/15/04                            500,000      561,129
-------------------------------------------------------------------------------------------------
National Fuel Gas Co., 7.75% Debs., 2/1/04                                   500,000      534,166
-------------------------------------------------------------------------------------------------
New York Telephone Co., 9.375% Debs., 7/15/31                              2,500,000    2,807,545
-------------------------------------------------------------------------------------------------
Niagara Mohawk Power Corp.:
7.75% Sr. Unsec. Nts., Series G, 10/1/08                                   2,000,000    2,062,500
0%/8.50% Sr. Unsec. Nts., Series H, 7/1/10(10)                             3,000,000    2,070,000
-------------------------------------------------------------------------------------------------
Northern Illinois Gas Co., 6.45% First Mtg. Bonds, 8/1/01                    220,000      223,185
-------------------------------------------------------------------------------------------------
Public Service Co. of Colorado, 8.75% First Mtg. Bonds, 3/1/22               250,000      275,140
-------------------------------------------------------------------------------------------------
South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06                    500,000      587,173
-------------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                              100,000      109,483
-------------------------------------------------------------------------------------------------
Texas Gas Transmission Corp., 8.625% Nts., 4/1/04                            500,000      559,350
-------------------------------------------------------------------------------------------------
Union Gas Ltd., 13% Debs., 6/30/03CAD                                        464,000      321,071
                                                                                      -----------
                                                                                       10,804,207
                                                                                      -----------
Total Corporate Bonds and Notes (Cost $120,453,605)                                   125,786,203

                                                                             Shares
=================================================================================================
Preferred Stocks--1.1%
-------------------------------------------------------------------------------------------------
Allstate Financing I, 7.95% Gtd. Quarterly Income
Preferred Securities, Series A                                                80,000    2,045,000
-------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock,
Series B, Non-Vtg.                                                            13,000      437,937
-------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable Preferred Stock, Series B(2)(12)                                    109      121,807
-------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 9% Preferred Securities(2)         505,000      526,463
-------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc.,
14% Sr. Exchangeable Preferred(12)                                             2,028      119,145
-------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625% Cum., Series E, Non-Vtg.(12)                     531       60,136
                                                                                      -----------
Total Preferred Stocks (Cost $3,110,770)                                                3,310,488

=================================================================================================
Common Stocks--0.0%
-------------------------------------------------------------------------------------------------
Optel, Inc.(2)(14) (Cost $0)                                                     100           --


                           25 Oppenheimer Bond Fund

=================================================================================================
Statement of Investments (Unaudited)(continued)
=================================================================================================

                                                                                     Market Value
                                                                            Units    See Note 1
=================================================================================================
Rights, Warrants and Certificates--0.0%
-------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/07                                      50      $    6,750
-------------------------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/01(2)                       333             167
-------------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/05(2)                              300          58,440
-------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 1/03(2)                                      2,621              26
-------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 9/04(2)                                      2,800           3,150
-------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(2)                                 1,980          58,436
-------------------------------------------------------------------------------------------------
Intermedia Communications, Inc. Wts., Exp. 6/00(2)                             50           8,506
-------------------------------------------------------------------------------------------------
Orbital Imaging Corp. Wts., Exp. 3/05(2)                                      300          13,500
-------------------------------------------------------------------------------------------------
Orion Network Systems, Inc. Wts., Exp. 1/07(2)                                200           3,025
-------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(2)                                 258           3,902
-------------------------------------------------------------------------------------------------
Signature Brands, Inc. Wts., Exp. 12/49(2)                                     50           1,006
                                                                                     ------------
Total Rights, Warrants and Certificates (Cost $3,972)                                     156,908

                                                                       Face
                                                                       Amount(1)
=================================================================================================
Structured Instruments--1.2%
-------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Lehman High Yield Index Nts., 8.50%, 3/8/99                            $1,100,000       1,100,000
-------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale, Lehman High Yield
Index Nts., 7.95%, 8/5/98                                               1,000,000         993,800
-------------------------------------------------------------------------------------------------
Bear Stearns High Yield Composite Index Linked Nts.,
9%, 2/16/99(2)                                                            900,000         902,880
-------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 9.719%, 4/28/02
(representing a basket of reference loans and a total return
swap between Chase Manhattan Bank and the Trust)(2)(6)                    750,000         830,517
                                                                                     ------------
Total Structured Instruments (Cost $3,750,000)                                          3,827,197

=================================================================================================
Repurchase Agreements--7.7%
-------------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney
Holdings, Inc., 5.90%, dated 6/30/98, to be repurchased at
$23,403,835 on 7/1/98, collateralized by U.S. Treasury Bonds,
8.75%-10.625%, 2/15/15--2/15/19, with a value of $24,022,175
(Cost $23,400,000)                                                     23,400,000      23,400,000
-------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $332,222,481)                             111.8%    341,714,122
-------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                       (11.8)    (36,078,414)
                                                                       ----------    ------------
Net Assets                                                                  100.0%   $305,635,708
                                                                       ==========    ============


                           26 Oppenheimer Bond Fund

================================================================================

================================================================================

--------------------------------------------------------------------------------
1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

CAD--Canadian Dollar         XEU--European Currency Units

2. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4.   When-issued security to be delivered and settled after June 30, 1998.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

6.   Represents the current interest rate for a variable rate security.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $22,221,768 or 7.27% of the Fund's net assets as of June 30, 1998.

8. Securities with an aggregate market value of $954,189 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

10. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

12.  Interest or dividend is paid-in-kind.

13.  Non-income producing: issuer is in default of interest payment.

14.  Non-income producing security.

See accompanying Notes to Financial Statements.


                           27 Oppenheimer Bond Fund

============================================================================================
Statement of Assets and Liabilities June 30, 1998 (Unaudited)
============================================================================================

============================================================================================
Assets
Investments, at value (cost $332,222,481)--see accompanying statement          $ 341,714,122
--------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                            27,059
--------------------------------------------------------------------------------------------
Receivables:
Investments sold (including $31,440,305 sold on a when-issued basis)--Note 1      32,387,929
Interest and principal paydowns                                                    3,870,468
Shares of beneficial interest sold                                                   539,571
Daily variation on futures contracts--Note 6                                          95,063
Closed forward foreign currency exchange contracts                                     1,255
--------------------------------------------------------------------------------------------
Other                                                                                315,349
                                                                               -------------
Total assets                                                                     378,950,816


============================================================================================
Liabilities
Bank overdraft                                                                        59,484
--------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $69,200,716 purchased
on a when-issued basis)--Note 1                                                   71,304,764
Shares of beneficial interest redeemed                                               744,998
Dividends                                                                            479,360
Distribution and service plan fees                                                   169,219
Daily variation on futures contracts--Note 6                                          75,516
Transfer and shareholder servicing agent fees                                         67,242
Closed forward foreign currency exchange contracts                                     6,214
Other                                                                                408,311
                                                                               -------------
Total liabilities                                                                 73,315,108

============================================================================================
Net Assets                                                                     $ 305,635,708
                                                                               =============

============================================================================================
Composition of Net Assets
Paid-in capital                                                                $ 297,393,755
--------------------------------------------------------------------------------------------
Undistributed net investment income                                                    7,515
--------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                     (1,850,897)
--------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                          10,085,335
                                                                               -------------
Net assets                                                                     $ 305,635,708
                                                                               =============


                           28 Oppenheimer Bond Fund

==========================================================================================

==========================================================================================

==========================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $230,262,872 and 20,891,480 shares of beneficial interest outstanding)           $11.02
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                         $11.57

------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $60,663,624
and 5,506,562 shares of beneficial interest outstanding)                            $11.02

------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,708,187
and 1,333,807 shares of beneficial interest outstanding)                            $11.03

------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based
on net assets of $1,025 and 93 shares of beneficial interest outstanding)           $11.02

See accompanying Notes to Financial Statements.


                           29 Oppenheimer Bond Fund

======================================================================================
Statement of Operations For the Six Months Ended June 30, 1998 (Unaudited)
======================================================================================

======================================================================================
Investment Income
Interest                                                                   $10,229,275
--------------------------------------------------------------------------------------
Dividends                                                                      114,925
                                                                           -----------
Total income                                                                10,344,200

======================================================================================
Expenses
Management fees--Note 4                                                        975,819
--------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                        243,584
Class B                                                                        271,284
Class C                                                                         58,142
--------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                          215,733
--------------------------------------------------------------------------------------
Shareholder reports                                                             56,014
--------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                     30,858
--------------------------------------------------------------------------------------
Custodian fees and expenses                                                     13,168
--------------------------------------------------------------------------------------
Trustees' fees and expenses                                                      3,478
--------------------------------------------------------------------------------------
Other                                                                           11,390
                                                                           -----------
Total expenses                                                               1,879,470

======================================================================================
Net Investment Income                                                        8,464,730

======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                  1,314,777
Closing of futures contracts--Note 6                                          (341,920)
Foreign currency transactions                                                   (4,478)
                                                                           -----------
Net realized gain                                                              968,379
--------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                    624,957
Translation of assets and liabilities denominated in foreign currencies        (26,992)
                                                                           -----------
Net change                                                                     597,965
                                                                           -----------
Net realized and unrealized gain                                             1,566,343


======================================================================================
Net Increase in Net Assets Resulting from Operations                       $10,031,074
                                                                           ===========

See accompanying Notes to Financial Statements.


                           30 Oppenheimer Bond Fund

=================================================================================================================
Statements of Changes in Net Assets
=================================================================================================================

                                                                                  Six Months Ended   Year Ended
                                                                                  June 30, 1998      December 31,
                                                                                  (Unaudited)        1997
=================================================================================================================
Operations
Net investment income                                                               $  8,464,730     $ 16,543,377
-----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                        968,379        2,197,371
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                    597,965        3,665,014
                                                                                    ------------     ------------
Net increase in net assets resulting from operations                                  10,031,074       22,405,762

=================================================================================================================
Dividends to Shareholders
Dividends from net investment income:
Class A                                                                               (6,532,966)     (13,459,796)
Class B                                                                               (1,591,226)      (2,655,088)
Class C                                                                                 (339,590)        (389,245)
Class Y                                                                                      (12)              --

=================================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                                               38,378,032       (7,491,024)
Class B                                                                               12,092,859        8,379,500
Class C                                                                                5,447,890        4,696,745
Class Y                                                                                    1,005               --

=================================================================================================================
Net Assets
Total increase                                                                        57,487,066       11,486,854
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  248,148,642      236,661,788
                                                                                    ------------     ------------
End of period (including undistributed net investment
income of $7,515 and $6,579, respectively)                                          $305,635,708     $248,148,642
                                                                                    ============     ============

See accompanying Notes to Financial Statements.


                           31 Oppenheimer Bond Fund

========================================================================================================
Financial Highlights
========================================================================================================

                                              Class A
                                              ----------------------------------------------------------
                                              Six Months
                                              Ended
                                              June 30,
                                              1998             Year Ended December 31,
                                              (Unaudited)      1997            1996          1995
========================================================================================================
Per Share Operating Data
Net asset value, beginning of period            $10.97           $10.70          $10.98        $10.01
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .36              .77             .78           .69
Net realized and unrealized gain (loss)            .05              .27            (.28)          .96
                                              --------         --------        --------      --------
Total income (loss) from investment
operations                                         .41             1.04             .50          1.65
--------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.36)            (.77)           (.75)         (.68)
Dividends in excess of net investment income        --               --              --            --
Tax return of capital distribution                  --               --            (.03)           --
                                              --------         --------        --------      --------
Total dividends and distributions
to shareholders                                   (.36)            (.77)           (.78)         (.68)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.02           $10.97          $10.70        $10.98
                                              ========         ========        ========      ========

========================================================================================================
Total Return, at Net Asset Value(4)               3.81%           10.13%           4.87%        16.94%

========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)      $230,263         $190,706        $193,515      $169,059
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $198,757         $187,458        $178,130      $116,940
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             6.65%(5)         7.20%           7.35%         6.47%
Expenses, before voluntary reimbursement
by the Manager                                    1.24%(5)         1.27%           1.30%         1.27%
Expenses, net of voluntary reimbursement
by the Manager                                     N/A              N/A             N/A          1.26%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                        17.4%            50.5%           53.7%        175.4%


1.   For the period from April 27, 1998 (inception of offering) to June 30,
     1998.
2.   For the period from July 11, 1995 (inception of offering) to December 31,
     1995.
3.   For the period from May 3, 1993 (inception of offering) to December 31,
     1993.


                           32 Oppenheimer Bond Fund

========================================================================================================================

========================================================================================================================

                                   Class B
------------------------------------------------------------------------------------------------------------------------
                                Six Months
                                Ended
                                June 30,
                                1998              Year Ended December 31,
    1994          1993          (Unaudited)       1997           1996           1995            1994          1993(3)
========================================================================================================================
      $11.12        $10.74       $10.97            $10.69         $10.98         $10.01         $11.11        $11.10
------------------------------------------------------------------------------------------------------------------------

         .65           .69          .32               .69            .70            .63            .58           .40
       (1.08)          .40          .05               .28           (.29)           .94          (1.08)          .06
    --------      --------      -------           -------        -------        -------         ------          ----

        (.43)         1.09          .37               .97            .41           1.57           (.50)          .46

------------------------------------------------------------------------------------------------------------------------

        (.65)         (.71)        (.32)             (.69)          (.67)          (.60)          (.57)         (.42)
        (.03)           --           --                --             --             --           (.03)           --
          --            --           --                --           (.03)            --             --            --
    --------      --------      -------           -------        -------        -------         ------          ----

        (.68)         (.71)        (.32)             (.69)          (.70)          (.60)          (.60)         (.42)
------------------------------------------------------------------------------------------------------------------------
      $10.01        $11.12       $11.02            $10.97         $10.69         $10.98         $10.01        $11.14
    ========      ========      =======           =======        =======        =======         ======        ======

========================================================================================================================
       (3.87)%       10.30%        3.42%             9.41%          3.99%         16.06%         (4.53)%        3.53%

========================================================================================================================

     $96,640      $110,759      $60,664           $48,255        $38,826        $39,187         $3,451        $1,809
------------------------------------------------------------------------------------------------------------------------
    $102,168      $111,702      $54,780           $41,439        $38,068        $12,823         $2,747          $922
------------------------------------------------------------------------------------------------------------------------
        6.25%         6.20%        5.87%(5)          6.42%          6.59%          5.84%          5.53%         4.80%(5)

        1.06%         1.06%        2.00%(5)          2.02%          2.05%          2.12%          1.78%         1.90%(5)

         N/A           N/A          N/A               N/A            N/A           2.08%           N/A           N/A
------------------------------------------------------------------------------------------------------------------------
         70.3%        110.1%       17.4%             50.5%          53.7%         175.4%          70.3%        110.1%

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.


                           33 Oppenheimer Bond Fund

====================================================================================================================================
Financial Highlights (Continued)
====================================================================================================================================
                                                  Class C                                                            Class Y
                                                  ---------------------------------------------------------          ---------------
                                                  Six Months                                                         Period
                                                  Ended                                                              Ended
                                                  June 30,                                                           June 30,
                                                  1998               Year Ended December 31,                         1998
                                                  (Unaudited)        1997             1996          1995(2)          (Unaudited)(1)
====================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period               $10.98            $10.70           $10.99        $10.89           $10.88
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .32               .69              .70           .28              .14
Net realized and unrealized gain (loss)                05               .28             (.29)          .10              .14
                                                   ------            ------           ------        ------           ------
Total income (loss) from investment
operations                                            .37               .97              .41           .38              .28

------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                 (.32)             (.69)            (.67)         (.28)            (.14)
Dividends in excess of net investment income           --                --               --            --               --
Tax return of capital distribution                     --                --             (.03)           --               --
                                                   ------            ------           ------        ------           ------
Total dividends and distributions
to shareholders                                      (.32)             (.69)            (.70)         (.28)            (.14)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.03            $10.98           $10.70        $10.99           $11.02
                                                   ======            ======           ======        ======           ======

====================================================================================================================================
Total Return, at Net Asset Value(4)                  3.42%             9.39%            4.00%         3.76%            2.54%

====================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $14,708            $9,188           $4,322        $3,971               $1
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $11,755            $6,134           $3,404        $  979               $1
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                5.84%(5)          6.36%(5)         6.60%         6.32%(5)         7.09%(5)
Expenses, before voluntary
reimbursement by the Manager                         1.99%(5)          2.02%(5)         2.05%         2.25%(5)         0.72%(5)
Expenses, net of voluntary
reimbursement by the Manager                         N/A               N/A              N/A           1.96%(5)         N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                           17.4%             50.5%            53.7%        175.4%            17.4%

(6.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $10,057,923 and $3,841,521, respectively. For the year ended December 31, 1995, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.


                           34 Oppenheimer Bond Fund

================================================================================
Notes to Financial Statements (Unaudited)
================================================================================


================================================================================
1. Significant Accounting Policies

Oppenheimer Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt instruments. The Fund will, under normal market conditions, invest at least 65% of its total assets in a diversified portfolio of investment grade debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                           35 Oppenheimer Bond Fund

================================================================================
Notes to Financial Statements (Unaudited) (Continued)
================================================================================


================================================================================
1.   Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of June 30, 1998, the Fund had entered into outstanding when-issued or forward commitments of $37,755,887.

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class) gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                           36 Oppenheimer Bond Fund

================================================================================

================================================================================


================================================================================
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class Y shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

-------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


                           37 Oppenheimer Bond Fund

================================================================================
Notes to Financial Statements (Unaudited) (Continued)
================================================================================


================================================================================
2.   Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 Six Months Ended June 30, 1998(1)  Year Ended December 31, 1997
                                 --------------------------------   ----------------------------
                                 Shares          Amount             Shares         Amount
------------------------------------------------------------------------------------------------
Class A:
Sold                                2,473,703    $ 26,851,208       2,678,397    $ 28,887,221
Dividends reinvested                  418,040       4,597,540         831,219       8,947,815
Issued in connection with
the acquisition of Oppenheimer
LifeSpan Income Fund--Note 9        2,793,467      30,889,321              --              --
Redeemed                           (2,176,803)    (23,960,037)     (4,216,384)    (45,326,060)
                                 ------------    ------------    ------------    ------------
Net increase (decrease)             3,508,407    $ 38,378,032        (706,768)   $ (7,491,024)
                                 ============    ============    ============    ============

------------------------------------------------------------------------------------------------
Class B:
Sold                                1,630,634    $ 17,841,141       1,711,754    $ 18,512,789
Dividends reinvested                  100,011       1,099,648         168,332       1,813,048
Issued in connection with
the acquisition of Oppenheimer
LifeSpan Income Fund--Note 9           85,715         947,405              --              --
Redeemed                             (709,722)     (7,795,335)     (1,110,660)    (11,946,337)
                                 ------------    ------------    ------------    ------------
Net increase                        1,106,638    $ 12,092,859         769,426    $  8,379,500
                                 ============    ============    ============    ============

------------------------------------------------------------------------------------------------
Class C:
Sold                                  619,112    $  6,791,766         536,735    $  5,809,737
Dividends reinvested                   22,125         243,490          25,947         280,265
Issued in connection with
the acquisition of Oppenheimer
LifeSpan Income Fund--Note 9            8,737          96,665              --              --
Redeemed                             (153,184)     (1,684,031)       (129,410)     (1,393,257)
                                 ------------    ------------    ------------    ------------
Net increase                          496,790    $  5,447,890         433,272    $  4,696,745
                                 ============    ============    ============    ============

------------------------------------------------------------------------------------------------
Class Y:
Sold                                       93    $      1,005              --    $         --
                                 ------------    ------------    ------------    ------------
Net increase                               93    $      1,005              --    $         --
                                 ============    ============    ============    ============

1. For the six months ended June 30, 1998 for Class A, Class B, and Class C shares and for the period from April 27, 1998 (inception of offering) to June 30, 1998 for Class Y shares.


                           38 Oppenheimer Bond Fund

================================================================================

================================================================================


================================================================================
3.   Unrealized Gains and Losses on Investments

At June 30, 1998, net unrealized appreciation on investments of $9,491,641 was composed of gross appreciation of $12,618,034, and gross depreciation of $3,126,393.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets in excess of $1 billion.

     For the six months ended June 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $317,678, of which $101,544 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares and C totaled $554,977 and $57,651, respectively, of which $38,164 and $2,287, respectively, was paid to an affiliated broker/dealer. During the six months ended June 30, 1998, OFDI received contingent deferred sales charges of $88,130 and $2,634, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended June 30, 1998, OFDI paid $78,647 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                           39 Oppenheimer Bond Fund

================================================================================
Notes to Financial Statements (Unaudited) (Continued)
================================================================================


================================================================================
4.   Management Fees and Other Transactions with Affiliates (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended June 30, 1998, OFDI paid $3,094 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $226,996 and $38,082, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At June 30, 1998, OFDI had incurred unreimbursed expenses of $1,683,303 for Class B and $198,844 for Class C.

================================================================================
5.   Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

     The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

     Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

     Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

     Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


                           40 Oppenheimer Bond Fund

================================================================================

================================================================================


================================================================================
5.   Forward Contracts (continued)

At June 30, 1998, the Fund had outstanding forward contracts as follows:

                                   Expiration       Contract Amount  Valuation as of   Unrealized
                                   Date             (000s)           June 30, 1998     Appreciation
-----------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
Canadian Dollar (CAD)              7/15/98          2,970 CAD        $2,021,757          $27,059

================================================================================
6.   Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At June 30, 1998, the Fund had outstanding futures contracts as follows:

                                                                                            Unrealized
                                   Expiration       Number of        Valuation as of        Appreciation
                                   Date             Contracts        June 30, 1998          (Depreciation)
------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 30 yr.        9/98             338              $41,774,688            $371,281
                                                                                            --------

Contracts to Sell
------------------
U.S. Treasury Nts., 5 yr.          9/98             329               36,087,188            (192,773)
U.S. Treasury Nts., 10 yr.         9/98             156               17,759,625            (125,750)
                                                                                            --------
                                                                                            (318,523)
                                                                                            --------
                                                                                            $ 52,758
                                                                                            ========


                           41 Oppenheimer Bond Fund

================================================================================
Notes to Financial Statements (Unaudited) (Continued)
================================================================================


================================================================================
7.   Illiquid and Restricted Securities

At June 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at June 30, 1998 was $21,846,999, which represents 7.15% of the Fund's net assets.

================================================================================
8.   Acquisition of Oppenheimer LifeSpan Income Fund

On June 11, 1998, the Fund acquired all the net assets of Oppenheimer LifeSpan Income Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer LifeSpan Income Fund shareholders on May 25, 1998. The Fund issued 2,793,467, 85,715 and 8,737 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $30,889,321, $947,405 and $96,665 in exchange for the net assets, resulting in combined Class A net assets of $230,808,283, Class B net assets of $59,193,669 and Class C net assets of $13,957,428 on June 12, 1998. The net assets acquired included net unrealized appreciation of $514,326. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
9.   Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the six months ended June 30, 1998.


                           42 Oppenheimer Bond Fund

================================================================================
Oppenheimer Bond Fund
================================================================================

A Series of Oppenheimer Integrity Funds


================================================================================
Officers and Trustees       James C. Swain, Chairman and Chief Executive Officer
                            Bridget A. Macaskill, President
                            Robert G. Avis, Trustee
                            William A. Baker, Trustee
                            Charles Conrad, Jr., Trustee
                            Raymond J. Kalinowski, Trustee
                            C. Howard Kast, Trustee
                            Robert M. Kirchner, Trustee
                            Ned M. Steel, Trustee
                            George C. Bowen, Vice President, Treasurer and
                              Assistant Secretary
                            Andrew J. Donohue, Vice President and Secretary
                            David P. Negri, Vice President
                            Jerry Webman, Vice President
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor          OppenheimerFunds, Inc.

================================================================================
Distributor                 OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder    OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors        Deloitte & Touche LLP

================================================================================
Legal Counsel               Myer, Swanson, Adams & Wolf, P.C.

                            The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer Bond Fund. This report must be preceded by a Prospectus of Oppenheimer Bond Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                           43 Oppenheimer Bond Fund

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RS0285.001.0698 August 28, 1998